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                                                                   EXHIBIT 10.10


                                     FORM OF
                                 AMENDMENT NO. 1
                                       TO
                 EMPLOYMENT AGREEMENT AND RESTRICTED STOCK GRANT

                  THIS AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENT AND RESTRICTED STOCK GRANT ("Employment Agreement") by and among [Neenah Foundry Company] [or subsidiary of Neenah Foundry Company], ACP Holding Company ("ACP") and ______ (this "Amendment") is effective as of _____, 2004.

                  Capitalized terms not otherwise defined herein shall have the meanings assigned to such capitalized terms in the Employment Agreement.

1. Amendment of the Employment Agreement. The Employment Agreement is hereby amended as follows:

         (a) Section 2.02 (b) is deleted and replaced in full with the following text:

         "All Unvested Shares will automatically become vested immediately prior to a Significant Transaction."

         (b) The definition of "Stockholders Agreement" is amended by adding the following text to the end thereof:

         ", as amended from time to time."

         (c) The definition of "Tag-Along Transaction" is deleted and replaced in full with the following text:

         "Tag-Along Transaction" means any transaction involving a sale by one or more parties of 50% or more of the Shares (as defined in the Stockholders Agreement).

2.       Miscellaneous.

         (a) Governing Law. This Amendment shall be governed by the corporate laws of the State of Wisconsin without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

         (b) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

         (c) Effect on the Employment Agreement. Except as it is expressly modified by this Amendment, the Employment Agreement remains in full force and effect.

                                     ******

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment or caused this Agreement to be executed this _____________ day of ____________, 2004.


                                       -----------------------------------
                                       [Employee]



                                       [NEENAH FOUNDRY COMPANY]
                                       [OR SUBSIDIARY OF NEENAH FOUNDRY COMPANY]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       ACP HOLDING COMPANY


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: